Summary of Significant Accounting Policies: Share-based Compensation, Option and Incentive Plans Policy (Policies)	20 Months Ended
Sep. 30, 2012
Policies
Share-based Compensation, Option and Incentive Plans Policy

Stock-based compensation.

As of September 30, 2012, the Company has not issued any share-based payments.

The Company records stock-based compensation in accordance with ASC 718 using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. Equity instruments issued to employees and the cost of the services received as consideration are measured and recognized based on the fair value of the equity instruments issued.